UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 31, 2015

MGT Capital Investments, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-26886	13-4148725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Mamaroneck Avenue, Suite 320, Harrison, NY 10528

(Address of principal executive offices, including zip code)

(914) 630-7430

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

An annual meeting (the “Meeting”) of the shareholders of MGT Capital Investments, Inc. (the “Company”) was held on December 31, 2015. As of November 9, 2015, the record date for the Meeting, there were entitled to vote (i) 17,199,665 shares of common stock and (ii) 10,451 shares of Series A Preferred Stock, which shares have the right to vote on all matters to be presented to the shareholders on a one-for-one basis. The Company filed its definitive proxy statement for the proposals voted upon at the Meeting (the “Proxy Statement”) with the U.S. Securities and Exchange Commission on November 19, 2015.

At the Meeting, the shareholders voted on the following five proposals and cast their votes as follows:

(1) To reelect the four directors named in the Proxy Statement as directors to serve until the next annual meeting or until their successors are duly elected, appointed and qualified.

All director nominees were re-elected and the votes cast were as follows:

Director	For	Withheld	Broker non-votes
H. Robert Holmes	6,359,589	451,043	6,667,772
Robert B. Ladd	6,453,105	357,527	6,667,772
Michael Onghai	6,338,103	472,529	6,667,772
Joshua Silverman	6,196,472	614,160	6,667,772

(2) To approve an amendment to the Company’s 2012 Stock Incentive Plan (the “Plan”) to increase the amount of shares of common stock that may be issued under the Plan to 3,000,000 shares from 1,335,000 shares, an increase of 1,665,000 shares.

An amendment to the Plan to increase the amount of shares of common stock that may be issued under the Plan to 3,000,000 shares from 1,335,000 shares, an increase of 1,665,000 shares, was approved and the votes were cast as follows:

For	Against	Abstain	Broker non-votes
5,681,239	1,122,625	5,315	6,667,762

(3) To ratify the appointment of Marcum LLP as the Company’s independent registered certified public accounting firm for the fiscal year ending December 31, 2015.

The appointment of Marcum LLP as the Company’s Independent Registered Public Accountant for the fiscal year ending December 31, 2015 was ratified and the votes were cast as follows:

For	Against	Abstain
13,121,541	314,494	42,369

(4) To authorize the Board, without further action of the stockholders, to amend the Company’s Certificate of Incorporation to implement a reverse stock split of its capital stock, at a ratio within the range of 1-for-8 to 1-for-40 at any time following the Meeting and prior to the 2016 Annual Meeting.

The shareholders authorized the Board to, without further action of the shareholders, amend the Company’s Certificate of Incorporation to implement a reverse stock split of its capital stock, at a ratio within the range of 1-for-8 to 1-for-40 at any time following the Meeting and prior to the 2016 Annual Meeting. The votes cast were as follows:

For	Against	Abstain
11,090,060	2,367,692	20,649

(5) To approve the potential issuance of up to 5,560,000 shares of common stock upon the exercise of warrants issued to investors in a financing consummated on October 8, 2015 (the “Financing”), in excess of 19.99% of the number of shares of Common Stock that were issued and outstanding immediately prior to the Financing.

The shareholders approved the potential issuance of up to 5,560,000 shares of common stock upon the exercise of warrants issued to investors in the Financing, in excess of 19.99% of the number of shares of Common Stock that were issued and outstanding immediately prior to the Financing. The votes cast were as follows:

For	Against	Abstain	Broker non-votes
3,434,042	532,654	42,483	6,667,772

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 6, 2016

MGT Capital Investments, Inc.

By:	/s/ Robert B. Ladd
Name:	Robert B. Ladd
Title:	President and Chief Executive Officer